

2017 Annual Shareholder Meeting
June 1, 2017

Forward Looking Statements

Certain statements in this presentation, other than purely historical information, are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act") that are based on current expectations, estimates and projections about our business, management's beliefs, and assumptions made by management. Words such as "expects," "anticipates," "intends," "plans," "believes," "seeks," "estimates," "forecasts," "should," and variations of such words and similar expressions are intended to identify such forward-looking statements. These statements are not guarantees of future performance and involve a number of risks and uncertainties that are difficult to predict. Actual outcomes and results may differ materially from the results anticipated in these forward-looking statements as a result of a variety of important factors. While it is impossible to identify all such factors, those that could cause actual results to differ materially from those estimated by us include the important factors discussed in Part I— Item 1A, "Risk Factors," of our most recent 10-K filing with the SEC. Such forward-looking statements speak only as of the date they are made and we do not undertake any obligation to update any forward-looking statements to reflect events or circumstances after the date of this presentation. If we do update one or more forward-looking statements, investors and others should not conclude that we will make additional updates or corrections with respect thereto or with respect to other forward-looking statements.

Favorable Market Dynamics

- Significant portion of municipal water systems are nearing end of useful life
  - Decades of underinvestment require immediate attention
  - 45% of U.S. Water Infrastructure to be rated “Poor” to “Very Poor / Life Elapsed” by 2020E
  - Funding gap for water infrastructure expected to be $84.4 billion by 2020E
- Estimated investment need is $125 billion through 2025E and $195 billion by 2040E
- Trump’s infrastructure plan is likely to further benefit the Water Resources Development Act and increase federal provisions for water management

Water Transmission Market Size(1)


(000s Tons)
197
156
126
179
200
210
218
'00-'04A
'05-'12A
'13-'15A
'16A
'17E
'18E
'19E

U.S. Water Supply Construction Starts


($Billions)
2016-2019 CAGR: 11.4%
$10.6
$10.5
$10.9
$11.7
$13.3
$15.0
'14A
'15A
'16A
'17E
'18E
'19E

Source: Dodge Data & Analytics – 1st Quarter 2017, Environmental Protection Agency, 2013 and American Society of Civil Engineers "Failure to Act: Closing the Infrastructure Investment Gap for America's Economic Future".
(1) Excludes other work: 20,000 – 50,000 tons / year- Hydro, Power, Piling.

Water Transmission Upcoming Bidding Activity

- **Texas**
  - Multiple projects in Houston
  - Lower Bois d'Arc Creek Reservoir
- **California**
  - Cadiz Valley Water Conservation, Recovery and Storage Project
  - Southern California (Metropolitan Water District) pipeline relining programs
  - San Diego Pure Water
  - Recycled water programs
- **Southeast Oklahoma Raw Water Supply System**

Northwest Pipe Company

Largest Manufacturer of Engineered Steel Pipe for Water Infrastructure Market

- Seven manufacturing facilities strategically located throughout the United States and Mexico
- Nationwide footprint with largest market share in peer group
- Industry leader that is best positioned as a platform for further growth and consolidation
  - Largest, most flexible capabilities in the market
  - Increased product offering (including Permalok®)
  - Strong relationships with agencies, engineers and contractors
- Supplier of choice for long distance, raw water transmission programs

Northwest Pipe Company

Strategic Footprint with Customer Access Throughout the U.S.

- Well positioned to serve customers / states that are most in need of water infrastructure investment

20-Year Water Infrastructure Investment Need by State

($Billions)



NWPX facilities
Partially surveyed States
$1.0 - $2.9
$3.0 - $10.0
More than- $10.0

Source: Environmental Protection Agency, 2013.

Widest Range of Capabilities for Steel Pressure Pipe Market

	Product Category	Pictures	Commentary
Pipe Tubing	Spiral Weld Steel		• 12-inch through 156-inch outside diameter • Wall thickness of 0.105-inch through 1.00-inch
	Rolled and Welded		• Custom plate rolling and welding up to 4-inch thickness • Unique capability allows for custom fabrication of heavy-wall pipe for special applications beyond the range of spiral mills
	Bar-Wrapped Concrete Cylinder		• AWWA C303 concrete cylinder pipe • Diameters of 12 to 66 inches • Design pressure up to 400 psi and length of up to 40 feet
Other	Linings		• Cement-mortar, paint and polyurethane linings
	Coatings		• Tape, cement-mortar, Pritec®, coal-tar enamel, paints and polyurethane coatings
	Joints	O-ring Joint Lap-welded Joint	• Offers both welded and gasketed joints • Couplings and flanges used for valve connections or where the diameter changes
	Fabrication		• Offers custom fabrication at each manufacturing facility • Elbows, tees, flanges, and other specials are fabricated in-plant by AWS qualified welders

Permalok® Products

- In 2013, acquired Permalok, the manufacturer of the proprietary interlocking pipe joining system
- Permalok® products manufactured at St. Louis and Salt Lake City facilities
- T-5 Permalok® joint eliminates the need for time-intensive field-applied butt welds on trenchless installations of casing pipes
- 20+ years of use with over 1.5 million feet installed

24" Permalok® Casing Pipe	VS.	24" Welded Steel Casing Pipe
A 24" Permalok® connection is made in 6 minutes or less, allowing a crew to install up to 10 pieces of casing 20 feet long in one 8 hour shift		The best field welders take 90 minutes to fit and butt weld one joint of 24" x .500" thick casing. At that rate the same crew can install only 3-4 pieces of casing 20 feet long in one 8 hour shift
End Result: *200 linear ft./day*	*VS.*	***End Result:*** *60 to 80 linear ft./day*
	VS.	
60" Permalok® Casing Pipe	**VS.**	**60" Welded Steel Casing Pipe**
A60" Permalok® connection is made in 6 minutes or less, allowing a crew to install up to 10 pieces of casing 20 feet long in one 8 hour shift		The best field welders take 180 minutes to fit and butt weld one joint of 60" x .750" thick casing allowing a crew to install only 2-3 pieces of 20 feet long casing in one 8 hour shift
End Result: *200 linear ft./day*	*VS.*	***End Result:*** *40 to 60 linear ft./day*

Applications



Microtunneling & Pipe Jacking



Auger Boring



Pipe Ramming



Direct Pipe



Horizontal Directional Drilling

Northwest Pipe Company

Water Transmission Strengths

- Well Positioned Industry Leader
  - Largest, most flexible capacity in the market
  - Increased product offering with the acquisition of Permalok
  - Low freight costs
  - Strong relationships with agencies, engineers and contractors
  - Improving operational efficiency

Points of Focus

- Refine market share to maximize long-term profitability
- Monetize stranded assets in order to add to financial flexibility
- Focus on continued cost reduction

Northwest Pipe Company

Appendix

Northwest Pipe Company

Income Statement Summary

($ in millions)		FY 2015		FY 2016		Q1 2017
Net sales						
Water Transmission	$	173.2	$	149.4	$	29.7
Tubular Products		63.4		6.9		0.0
Net sales		236.6		156.3		29.7
Gross profit (loss)						
Water Transmission		0.6		(0.3)		1.2
Tubular Products		(13.2)		(2.9)		(0.4)
Gross profit (loss)		(12.6)		(3.2)		0.8
SG&A		22.3		17.2		3.8
Gain on sale of facility		-		(7.9)		-
Restructuring expense		-		1.0		0.9
Impairment of goodwill		5.3		-		-
Operating loss		(40.2)		(13.5)		(3.9)
Other income		(0.1)		(0.0)		0.0
Interest income		(0.2)		(0.0)		-
Interest expense		1.4		0.5		0.2
Loss before income taxes		(41.3)		(14.0)		(4.1)
Income tax benefit		(11.9)		(4.7)		(0.2)
Net loss		(29.4)		(9.3)		(3.9)
Diluted Loss per Share	$	(3.07)	$	(0.97)	$	(0.40)

Northwest Pipe Company

Balance Sheet Summary

($ in millions)		12/31/2016		03/31/2017
Cash and cash equivalents	$	21.8	$	20.8
Trade and other receivables, net		25.6		18.6
Costs and estimated earnings in excess of billings		43.7		45.1
Inventories		19.0		17.0
Other current assets		2.1		1.7
Total current assets		112.2		103.2
Property and equipment, net		118.1		116.8
Other assets		11.3		11.1
Total assets	$	241.6	$	231.1
Current portion of capital lease obligations	$	0.3	$	0.3
Accounts payable		5.3		3.6
Accrued liabilities		10.9		7.2
Billings in excess of costs and estimated earnings		2.1		0.9
Total current liabilities		18.6		12.0
Capital lease obligations, less current portion		0.6		0.5
Other long-term liabilities		13.1		12.9
Total liabilities		32.3		25.4
Total stockholders' equity		209.3		205.7
Total liabilities and stockholders' equity	$	241.6	$	231.1



2017 Annual Shareholder Meeting
June 1, 2017